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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 18, 2001 in Registration Statement No. 333-43762 on Amendment No. 3 to Form SB-2 of PowerChannel Holdings, Inc. and Subsidiaries for the registration of 2,520,868 shares of its common stock.




YOHALEM GILLMAN & COMPANY, LLP






New York, New York
January 21, 2002